Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Managers CenterSquare Real Estate Fund

Supplement dated January 5, 2018 to the Prospectus,

dated February 27, 2017, as revised June 24, 2017 and supplemented September 22, 2017, and

Statement of Additional Information dated February 27, 2017, as supplemented September 22, 2017

The following information supplements and supersedes any information to the contrary relating to AMG Managers CenterSquare Real Estate Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated, revised and supplemented as noted above.

Effective as of the date of this Supplement, all references in the Prospectus and SAI to the Fund’s subadviser are changed to CenterSquare Investment Management LLC (“CenterSquare”).

CenterSquare (and its predecessor) was formed in 1987 and focuses on actively managed real estate and infrastructure strategies. Lovell Minnick Partners, a private equity firm with expertise in investing in the financial and related business services sectors, has a majority ownership interest in CenterSquare based on invested capital, and CenterSquare’s management owns the remainder of the company. CenterSquare is no longer affiliated with The Bank of New York Mellon, the Trust’s custodian. CenterSquare manages approximately $9.5 billion of real estate and infrastructure securities and approximately $840 million (gross) of private equity real estate investments as of December 31, 2017. CenterSquare is located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462.

Dean Frankel, CFA, and Eric Rothman, CFA, portfolio managers of the Fund, serve as Global Head of Real Estate Securities and Portfolio Manager, respectively, of CenterSquare.

All information in the Prospectus and SAI about the Fund’s subadviser shall be amended to reflect the description above, and all reference to the portfolio managers’ positions with the Fund’s subadviser shall refer to the titles above.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE